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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                   --------------------------------


                               FORM 8-K


                   ---------------------------------

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): August 27, 1998


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                           FRESH FOODS, INC.
        (Exact name of registrant as specified in its charter)


NORTH CAROLINA                  0-7277                     56-0945643
(State or other        (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification
incorporation)                                             Number)

3437 E. Main Street
CLAREMONT, NORTH CAROLINA                                  28610
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (704)459-7626



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Item 8.  Change in Fiscal Year.

         On August 27, 1998, the Board of Directors of Fresh Foods, Inc. (the "Registrant") resolved to change the fiscal year of the Registrant, effective immediately. The reason for the change was management's desire to conform the financial reporting practices of the Registrant more closely to the practices followed in the food processing industry.

         Traditionally, the fiscal year of the Registrant has ended on the last Friday of February. The first three fiscal quarters of each year have ended on the last Friday of May, August and November. The new fiscal year of the Registrant will end on the first Saturday of each March. The first three fiscal quarters of each year will end on the first Saturday in June, September and December.

         Accordingly, the current fiscal year of the Registrant will end on Saturday, March 6, 1999. The second quarter of the Registrant's current fiscal year ended on Saturday, September 5, 1998. The third quarter will end on Saturday, December 5, 1998. The periodic report of the Registrant for the transition period (May 23, 1998 through September 5, 1998) will be filed on Form 10-Q.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FRESH FOODS, INC.


                                      /s/ James E. Harris
                                      --------------------------------
                                      JAMES E. HARRIS
                                      Executive Vice President,
                                      Chief Financial Officer,
                                      Treasurer and Secretary

September 11, 1998